UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 17, 2006
(Date of earliest event reported)
________________________________

SEQUIAM CORPORATION
(Exact Name of Registrant as Specified in Charter)
________________________________

California	333-45678	33-0875030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Sunport Lane
Orlando, Florida 32809
(Address of Principal Executive Offices)

(407) 541-0773
(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
ྏ	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
ྏ	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
ྏ	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
ྏ	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01.  Entry into a Material Definitive Agreement.

On May 17, 2006, Sequiam Corporation (the “Company”) closed a preferred stock transaction with seventeen institutional and accredited investors, (collectively the “Purchasers”) pursuant to which the Company issued 2,725 shares of its Series B preferred stock, par value $0.001 per share (the “Preferred Stock”) with a stated per share value of $1,000 for total proceeds of $2,725,000 (the “Offering”).

The Preferred Stock is non-voting and entitles the Purchasers to receive a 10% cumulative dividend payable semiannually. The Preferred Stock is convertible into an aggregate of 12,976,190 common shares of the Company at a fixed price of $0.21 per share.

In connection with the Offering, the Purchasers received warrants to purchase up to an aggregate of 12,976,190 shares of the Company’s common stock at $0.30 per share (the “Series B Warrants”). The Company paid a commission of $250,000 to its placement agent in connection with the Offering and agreed to issue warrants, with the same terms and conditions of the Series B Warrants, to its placement agent and certain of its designees exercisable into an aggregate of 2,335,714 shares (the “Placement Agent Warrants”). All stock conversion prices and exercise prices are subject to adjustment for stock splits, stock dividends or similar events. The Company also agreed to file a registration statement with the U.S. Securities and Exchange Commission covering the shares issuable upon the conversion of the Preferred Stock and exercise of the Series B Warrants and the Placement Agent Warrants.

In the Company’s opinion, the issuance and sale of the Preferred Stock, the Series B Warrants and the Placement Agent Warrants were exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance upon Section 4(2) of the Securities Act. The Purchasers, the placement agent and each of its designees receiving Placement Agent Warrants are accredited investors. The securities are not subject to resale except pursuant to registration under the Securities Act or pursuant to an available exemption from registration under the Securities Act. The Purchasers, the placement agent and each of its designees receiving Placement Agent Warrants had an opportunity to ask management questions about the Company and had adequate access to information about the Company. As referenced above, the Company paid a commission of $250,000 to its placement agent in connection with the Offering and issued the Placement Agent Warrants.

The principal documents involved in the transaction are a Securities Purchase Agreement, a Registration Rights Agreement, and Common Stock Purchase Warrants, each of which is dated as of May 17, 2006. The Company also entered into an Escrow Deposit Agreement dated as of April 27, 2006, as amended by that certain side letter agreement, dated May 12, 2006.

In connection with the issuance of the Preferred Stock, the Company filed a Certificate of Determination of Preferences, Rights and Limitations of Series B Convertible Preferred Stock with the State of California on April 26, 2006. Subsequently, the Company filed an Amended and Restated Certificate of Determination of Preferences, Rights and Limitations of Series B Convertible Preferred Stock with the State of California on May 9, 2006 in order to reduce the conversion price of the Preferred Stock from $0.23 to $0.21.

A copy of each of the foregoing documents is attached hereto as an exhibit to this report.

The attached Securities Purchase Agreement has been included to provide you with information regarding its terms. It is not intended to provide any other factual information about the Company. The attached Securities Purchase Agreement contains representations and warranties the parties thereto made to and solely for the benefit of each other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the attached Securities Purchase Agreement. Accordingly, you should not rely on the representations and warranties as characterizations of the actual state of facts, since they were only made as of the date of the attached Securities Purchase Agreement and are modified in important part by the underlying disclosure schedules. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the attached Securities Purchase Agreement.

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02. Unregistered Sales of Equity Securities.

Since the Company filed its Form 10-QSB for the three month period ended March 31, 2006, it has issued 2,725 shares of Preferred Stock convertible into an aggregate of 12,976,190 shares of the Company’s common stock, agreed to issue warrants to purchase a total of 15,311,904 shares of the common stock of the Company and issued 483,871 shares of the common stock of the Company pursuant to Regulation S of the Securities Act, all of which constitutes in the aggregate more than five percent of the total number of shares outstanding as of May 17, 2006.

The 483,871 shares of the Company’s common stock issued pursuant to Regulation S of the Securities Act was issued to CJCC (China Jiangsu Construction Corporation) in connection with an Exclusive Distribution and Manufacturing Agreement entered into as of April 15, 2006 (as previously reported in the Company’s current report on Form 8-K filed with the U.S. Securities and Exchange Commission on April 20, 2006). CJCC is located in Shanghai, China and both the offer and sale of the securities occurred outside of the United States.

The information provided in response to Item 1.01 of this Current Report on Form 8-K is hereby incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

4.1	Securities Purchase Agreement dated May 17, 2006, between Sequiam Corporation and the Purchasers.
4.2	Certificate of Determination of Preferences Rights and Limitations of Series B 10% Convertible Preferred Stock, filed as of April 26, 2006.
4.3	Amended and Restated Certificate of Determination of Preferences Rights and Limitations of Series B 10% Convertible Preferred Stock, filed as of May 9, 2006
4.4	Registration Rights Agreement, dated May 17, 2006, by and between Sequiam Corporation and the Purchasers.
4.5	Form of Common Stock Purchase Warrant.
10.1	Escrow Deposit Agreement, dated April 27, 2006, by and between Sequiam Corporation and vFinance Investments, Inc., as amended by that certain side letter, dated as of May 12, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUIAM CORPORATION

Date: May 18, 2006	By: /s/ Nicholas H. VandenBrekel
Name: Nicholas H. VandenBrekel
Title: Chief Executive Officer and President